EXHIBIT 10.14

                          AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of November 20, 1996, by and between I-View Software, Inc., a Florida corporation (hereinafter referred to as "I-View" or "Surviving Corporation") and Tessier Technologies, Inc., a Florida corporation (hereinafter referred to as "Tessier" or "Merging Corporation"), (the Surviving and Merging Corporations being sometimes referred to as the "Constituent Corporations").

                                  WITNESSETH:

        WHEREAS, the Board of Directors of each of I-View and Tessier deem it advisable for the general welfare of the Constituent Corporations and their shareholders that the Constituent Corporations merge into a single corporation pursuant to this Agreement and the applicable laws of the State of Florida; and

        NOW THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, the Constituent Corporations agree that Tessier shall be merged with and into I-View (the "Merger") in accordance with the applicable laws of Florida and that the name of the surviving corporation shall continue to be I-View Software, Inc. and that the terms and conditions of the Merger and the mode of carrying same into effect shall be as follows:

                             SECTION 1. THE MERGER

        1.1 CLOSING. At a closing to take place on or before November 20, 1996, at the offices of I-View, 300 South Pine Island Road, Suite 261, Plantation, Florida 33324, or at such other time or place mutually agreeable to the parties (the "Closing", the date thereof being referred to herein as the "Closing Date"), the parties shall carry out the transaction described hereinbelow.

        1.2 CONSUMMATION OF THE TRANSACTION. At or prior to the Closing, Articles of Merger prepared in accordance with Florida law and consistent with this Agreement (the "Articles of Merger") shall be executed and acknowledged by the duly authorized officers of each of I-View and Tessier in accordance with the applicable provisions of the Florida Business Corporation Act. After the Closing, a copy of the Articles of Merger shall be delivered by I-View to and filed with the Secretary of State of Florida, in the manner prescribed by
Section 607.1105 of the Florida Business Corporation Act. At the time of the filing of the respective Tessier and I-View Articles of Merger with the Florida Secretary of State (the "Effective Time"), the Merger will become effective, Tessier shall be merged with and into I-View and the separate corporate existence of Tessier shall cease. Any and all filings required pursuant to the laws of Florida shall be completed prior to the Effective Time. After the Effective Time, I-View shall be referred to as the Surviving Corporation. It is the intention of the

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parties hereto that the transactions described herein qualify as a tax-free reorganization under Section 368(a)(2)(e) of the Internal Revenue Code of 1986, as amended and related sections thereunder.

1.3 ARTICLES OF INCORPORATION AND BY-LAWS OF THE SURVIVING CORPORATION. At the Effective Time, the Articles of Incorporation, as amended, of I-View as in effect immediately prior thereto shall become the Articles of Incorporation, as amended, of the surviving Corporation. At the Effective Time, the By-Laws of I-View as in effect immediately prior thereto shall be the By-Laws of the Surviving Corporation.

        1.4 CONVERSION OF SHARES. The mode of carrying the Merger into effect and the manner and basis of converting the shares of the Merging Corporation into shares of the Surviving Corporation are as follows:

        (a) Upon the Effective Time, each share of common stock, $.001 par value, of Tessier ("Tessier Common Stock") which is issued and outstanding at the Effective Time other than shares owned by shareholders who have objected to the Merger and demanded purchase of their shares in accordance with the provisions of Section 607.1302 of the laws of the State of Florida and with respect to which such demand shall not have been withdrawn with the consent of the Constituent Corporations ("Dissenting Shares") shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into 1.0415873 shares of Common Stock, $.0001 par value, of I-View ("I-View Common Stock").

        (b) Each certificate evidencing ownership of shares of Tessier Common Stock issued and outstanding at the Effective Time shall by virtue of the Merger and without any action on the part of Tessier be retired and canceled.

        (c) Each certificate evidencing ownership of shares of I-View Common Stock issued and outstanding at the Effective Time or held by I-View in its treasury shall continue to evidence ownership of the same number of shares of I-View Common Stock.

        1.5 EXCHANGE OF CERTIFICATES. At the Closing hereof, each holder of an outstanding certificate or certificates representing shares of Tessier Common Stock (other than certificates representing Dissenting Shares) shall surrender them to I-View. Upon receipt, I-View shall thereupon issue and each shareholder shall receive in exchange, a certificate or certificates representing the full number of shares of I-View Common Stock into which the shares of Tessier Common Stock represented by the certificate or certificates so surrendered shall have been converted. Each Tessier shareholder exchanging shares of Tessier for shares of I-View Common Stock shall execute a letter of investment intent in a form as attached hereto as Exhibit "A", and in accordance with the terms thereof, I-View shall imprint a restrictive legend on the

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back of each of the I-View share certificates so issued. The I-View shareholders prior to the Merger shall also have the same restrictive legend appear on their respective I-View share certificates.

        1.6 UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate which, prior to the Effective Time, represented Tessier Common Stock (other than certificates representing Dissenting shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the whole number of shares of I-View Common Stock into which it was converted, and no dividend or other distribution payable to the holders of I-View Common Stock after any date subsequent to the Effective Time, shall be paid to the holders of outstanding certificates representing shares of Tessier Common Stock; provided, however, that upon surrender and exchange of the outstanding certificates (other than certificates representing Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefore the amount, without interest thereon, of dividends and other distributions which would have been payable with respect to the shares of Tessier Common Stock represented thereby.

        1.7 BOARD OF DIRECTORS AND OFFICERS. Upon the Effective Time of the Merger, the current officers and directors of I-View shall continue in their respective positions and shall be:

        Peter Berg                     Chief Executive Officer, Chairman of the
                                       Board of Directors and Director

        The Company shall use its best efforts to ensure that at the Effective Time of the Merger, Yannick Tessier shall be elected as a Director of the Company and be appointed the Company's President and Treasurer. In addition, each of Peter Berg and Yannick Tessier shall each appoint two nominees to the Board of Directors for an aggregate of six directors.

        1.8 FURTHER ASSURANCES. At the Effective Time, Tessier shall be merged with and into the Surviving Corporation and the separate corporate existence of Tessier shall cease (except insofar as continued by statute). All the property, real, personal and mixed property of each of the Constituent Corporations, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, (except for Tessier's High Society on-line service to which Yannick Tessier, individually, shall be granted all right, title and interest and be obligated for all debts, obligations, and liabilities relating thereto), and all obligations, including liabilities to holders of Dissenting Shares, of each of the Constituent Corporations, and any claim or judgment against either of the Constituent Corporations, may be enforced against the Surviving Corporation. I-View will repay to Yannick Tessier his prior shareholder loan to Tessier in the aggregate amount of $50,000, without interest, from time to time and in any


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event, within twelve (12) months of the Closing Date. The Constituent
Corporations agree that if at any time after the Effective Time, any deeds or assignments shall be deemed by the Surviving Corporation to be reasonably necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of Tessier, the Surviving Corporation and its duly authorized officers and directors may execute and deliver in the name of Tessier all such deeds and assignments deemed necessary to vest, perfect or confirm in the Surviving corporation title to and possession of all property, rights, privileges, immunities, powers, purposes and franchises belonging to Tessier and otherwise to carry out the purpose of this Agreement.

        1.9 APPROVAL OF SHAREHOLDERS. This Agreement shall be submitted to the shareholders of the Constituent Corporations as provided by the applicable law of the State of Florida. There shall be required for the adoption of this Agreement the affirmative vote of the holders of all the shares of Common Stock and/or other securities issued and outstanding and entitled to vote of each of Tessier and I-View, respectively.

                     SECTION 2. REPRESENTATIONS, WARRANTIES
                            AND COVENANTS OF TESSIER

Tessier hereby makes the following representations, warranties and covenants:

        2.1 ORGANIZATION AND STANDING. Tessier is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power to own or lease its properties and conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted by it.

     2.2 FINANCIAL STATEMENTS. The compiled financial statements of Tessier as of November 14, 1996 (the "Financial Statements") which have previously been delivered to I-View, are true and complete statements of the financial condition of Tessier as of that date; there are no material liabilities, either fixed or contingent, not reflected in such Financial Statements for Tessier or otherwise, except as disclosed therein, other than contracts or obligations entered into in the usual course of business, or liens or other liabilities which would not materially alter the financial condition of Tessier as reflected in such Financial Statements.

        2.3 AUTHORITY. Tessier and all of its securityholders entitled to vote have approved this Agreement and the transactions contemplated hereby, and has authorized the execution and delivery hereof. Tessier has full corporate authority to execute this Agreement and to carry out the transactions contemplated hereby. This Agreement and the transactions contemplated hereby will not violate (i) any of the terms and provisions of Tessier's Articles of Incorporation, as amended, or By-Laws, as

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amended; (ii) any provision of, or result in a default under any mortgage, lien, lease, agreement, contract, instrument, order, arbitration award, judgment or decision to which such corporation is a party or by which it or any of its property is bound; or (iii) any federal, state or local laws or ordinances.

        2.4 CAPITALIZATION. The authorized capital stock of Tessier consists of
(i) 5,000,000 shares of Common Stock, $.001 par value, of which there are and will be at the Closing Date, 5,000,000 issued and outstanding shares, duly and validly authorized and issued, fully paid and nonassessable with no preemptive or anti-dilution rights. The Common Stock has full voting, dividend and liquidation rights. There are no outstanding options or warrants or any other securities convertible or exchangeable into any shares of capital stock or other securities of Tessier. No restrictions exist on the transfer of any shares of Tessier capital stock except for those arising under applicable state and federal securities laws.

        2.5 ARTICLES OF INCORPORATION; BY-LAWS; MINUTE BOOKS. The copies of the Articles of Incorporation, as amended to date, and of the By-Laws, as amended to date, of Tessier which have previously been delivered to I-View, are correct and complete as of the date hereof.

        2.6 PAYMENT OF TAXES. Tessier has filed all federal, state and local tax returns, including all franchise tax returns, required to be filed, and has paid any and all taxes owing by it pursuant to such returns or pursuant to any assessment, or as otherwise have become due and payable. There is no known tax deficiency proposed or threatened against Tessier except as disclosed in
Schedule 2.6 attached hereto.

        2.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the balance sheet dated as of November 14, 1996 (the "Balance Sheet") included in the Financial Statements of Tessier and except as have been incurred since the date of the Balance Sheet in the ordinary course of business or previously disclosed in writing to I-View, Tessier has no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise (whether or not required to be reflected in the Financial Statements in accordance with generally accepted accounting principles) and whether matured or unmatured, known or unknown.

        2.8 ABSENCE OF CERTAIN CHANGES. Since the date of the Balance Sheet Tessier has not, except as disclosed in Schedule 2.8 attached hereto (i) issued or sold any corporate securities (other than as previously disclosed in writing to I-View); (ii) incurred any obligations or liabilities (fixed or contingent), other than obligations or liabilities incurred in the ordinary course of business, and obligations or liabilities under contracts and other documents, if any, except as disclosed herein; (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent), other than current liabilities included in the Balance Sheet, current

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liabilities incurred since such date in the ordinary course of business, and obligations and liabilities under contracts or other documents if any, except as disclosed herein; (iv) declared or made any dividend payment or like distribution to its shareholders or purchased or redeemed any shares of its capital stock; (v) paid or contracted to pay for any shares of its capital stock; (vi) paid or contracted to pay any general wage or salary increase or entered into any employment contract with any officer or salaried employee not previously disclosed in writing to I-View other than in the ordinary course of business and approved by Tessier's Board of Directors as reflected in its corporate minutes as previously provided to I-View; (vii) mortgaged, pledged or subjected to any lien or other encumbrance any of its assets, tangible or intangible; (viii) sold or transferred any of its tangible assets or canceled any debts or claims, except, in each case, in the ordinary course of business;
(ix) sold, assigned, transferred or granted rights under any patents, trademarks, trade names, copyrights, licenses or other intangible assets; (x) waived any rights of material value; (xi) entered into any transactions other than in the ordinary course of business, except those contracts or other documents, if any, disclosed herein; or (xii) suffered any material adverse change in its business or financial condition or any damage, destruction or loss (whether or not covered by insurance), adversely affecting the business or prospects of any of the properties of Tessier.

        2.9 TITLE TO REAL PROPERTY; INTELLECTUAL PROPERTY. Annexed hereto as
Schedule 2.9 is a description of all real properties owned by or leased to Tessier and except as disclosed on Schedule 2.9, Tessier is not in default in any respect thereunder. I-View has previously been provided by Tessier with true and correct copies of all leases. The offices located on the premises covered by said leases are not known to be in violation of any building and zoning laws.

        Tessier further represents and warrants that it owns the patents, patent applications, trademarks, trademark registrations, trademark applications, copyrights, trade secrets and technology, if any, listed on Schedule 2.9 attached hereto (collectively the "intellectual property rights") and that it has not previously assigned, licensed, and/or pledged the intellectual property rights, and further represents and warrants that the intellectual property rights are not subject to any lien or claim of security by a third party, and additionally represents and warrants that it has not otherwise assigned or transferred any rights to or in the intellectual property rights.

        Further, Tessier represents and warrants that the patents, if any, are valid and enforceable, and that it knows of no challenge to the validity of the patents. Tessier additionally represents and warrants that there is no challenge to its right to use the trademarks, if any, listed on Schedule 2.9 by any third party.

        Tessier further represents and warrants that it has no knowledge of any challenge by a third party to Tessier's right to use the technology and know-how embodied in the intellectual property rights, including, but not limited to, allegations

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of patent, trademark and copyright infringement and allegations of misappropriation and/or theft of trade secrets regarding the use of the intellectual property rights by Tessier.

        2.10 CONTRACTS AND COMMITMENTS. Except only as to those contracts and agreements disclosed herein in Schedule 2.10 attached hereto, Tessier is not a party to or bound by any written or oral (i) contract not made in the ordinary course of business; (ii) contract with any labor union or association; (iii) bonus, pension, profit-sharing, retirement, stock purchase, hospitalization, insurance or other plan providing employee benefits: (iv) lease with respect to any property, real or personal, whether as lessor or lessee; (v) continuing contract for the future purchase of materials, supplies or equipment in excess of the requirements of its business now booked or for normal operating inventories; (vi) contracts or commitments for capital expenditures; or (vii) contracts continuing over a period of more than one year from their respective dates. Tessier has, in all material respects, performed all obligations required to be performed by it to date and is not in default in any material respect under any agreements, leases or other documents to which it is a party or by which it is bound.

        2.11 FIXED ASSETS. Tessier's fixed assets as reflected on the Balance Sheet and on the books of Tessier on the Closing Date are, and will be, in good condition and in operating order.

        2.12 COMPLIANCE WITH THE LAWS. As of the date hereof, Tessier is, and on the Closing Date will be, in compliance with any and all applicable laws of any federal, state, municipal or other governmental body relating to the operation and -conduct of its property and business, There are no actions, suits or proceedings pending, or known to be threatened against or affecting Tessier, either at law or in equity, either private, governmental or quasi-governmental, or before any federal, state, municipal or other governmental body which have not previously been disclosed in writing by Tessier to I-View.

        2.13 DISCLOSURE. No representation, warranty or covenant of Tessier contained herein, and no statement made in any certificate, exhibit or schedule furnished in connection with the transactions contemplated hereby, contains or will contain any known untrue statement of material fact, and nothing herein or in such certificate or schedule omits or fails to state a material fact.

        2.14 DISPOSITION OF I-VIEW COMMON STOCK; INVESTMENT REPRESENTATION. Each shareholder of Tessier represents and warrants to I-View that he is acquiring (and his designees and assignees, if any shall acquire) shares of I-View Common Stock (the "Restricted Shares") to be issued and delivered to him on the Closing Date for his own account for investment and not with a view to any distribution thereof. Each of the shareholders expressly represents and agrees that for purposes of the requirements of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities

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Act"), the holding period for the Restricted Shares received pursuant to this
Agreement shall be deemed to commence upon the Closing hereof. Each shareholder acknowledges that he has been informed by I-View that the Restricted Shares issued pursuant to this Agreement have not been registered under the Securities Act and that the Restricted Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Each shareholder also acknowledges that he is fully aware of the restrictions on resale of the Restricted Shares under the Securities Act and the General Rules and Regulations thereunder (including, without limitation, Rule
144), and that I-View is under no obligation to register any of the Restricted Shares. Each certificate representing Restricted Shares to be issued to the shareholders on the Closing Date shall bear the following legend or one comparable thereto, unless, in the opinion of I-View's counsel, such legend is no longer necessary to assure compliance with the Securities Act:

       "These securities have not been registered under the Securities Act of 1933, as amended, and may be offered and sold (transferred, hypothecated or otherwise assigned) only if registered pursuant to the provisions of such Act or if counsel to the Company renders an opinion that an exemption from registration therefrom is available."

        2.15 SURVIVAL OF REPRESENTATIONS WARRANTIES AND COVENANTS. The representations, warranties and covenants of Tessier contained in this Section 2 shall survive the Closing Date.

                     SECTION 3. REPRESENTATIONS, WARRANTIES
                            AND COVENANTS OF I-VIEW

 I-View hereby makes the following representations, warranties and covenants:

         3.1 ORGANIZATION AND STANDING. I-View is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power to own or lease its property and conduct business.

        3.2 FINANCIAL STATEMENTS. The compiled financial statements of I-View as of September 30, 1996 (the "I-View Financial Statements"), which have previously been delivered to Tessier, are true and complete statements of the financial condition of I-View as of that date; there are no material liabilities, either fixed or contingent, not reflected in such I-View Financial Statements or otherwise, except as disclosed therein, other than contracts or obligations entered into in the usual course of business, or liens or other liabilities which would not materially alter the financial condition of I-View as reflected in such I-View Financial Statements.

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         3.3 AUTHORITY. I-View and all of its securityholders entitled to vote have approved this Agreement and the transactions contemplated hereby and have authorized the execution and delivery hereof. I-View has full corporate authority to execute this Agreement and to carry out the transactions contemplated hereby. This Agreement and the transactions contemplated hereby will not violate (i) any of the terms and provisions of I-View's Articles of Incorporation, as amended, or By-Laws; (ii) any provision of, or result in a default under any mortgage, lien, lease, agreement, contract, instrument, order, arbitration, award, judgment or decision to which such corporation is a party or by which it or any of its property is bound; or (iii) any federal, state or local laws or ordinances.

         3.4 CAPITALIZATION. The authorized capital stock of I-View consists of 20,000,000 shares of Common Stock, $.0001 par value, of which there are and will be at the Closing Date, 10,793,651 issued and outstanding shares, duly and validly authorized and issued, fully paid and non-assessable with no pre-emptive or anti-dilution rights. The Common Stock has full voting, dividend and liquidation rights. There are no outstanding options or warrants or any other securities convertible or exchangeable into any shares of capital stock or other securities of I-View. No restrictions exist on the transfer of any shares of I-View capital stock except for those arising under applicable state and federal securities laws.

         3.5 ARTICLES OF INCORPORATION AND BY-LAWS. The copies of the Articles of Incorporation, as amended to date and By-Laws of I-View, which have previously been delivered to Tessier, are correct and complete as of the date hereof.

         3.6 PAYMENT OF TAXES. I-View has filed all federal, state and local tax returns, including all franchise tax returns, required to be filed, and has paid any and all taxes owing by it pursuant to such returns or pursuant to any assessment, or as otherwise have become due and payable. There is no known tax deficiency proposed or threatened against I-View except as disclosed herein in
Schedule 3.6 attached hereto.

         3.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the balance sheet dated as of September 30, 1996 (the "I-View Balance Sheet") included in the I-View Financial Statements and except as have been incurred since the date of the I-View Balance Sheet in the ordinary course of business or previously disclosed in writing to Tessier, I-View has no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise (whether or not required to be reflected in the I-View Financial Statements in accordance with generally accepted accounting principles) and whether matured or unmnatured, known or unknown.

         3.8 ABSENCE OF CERTAIN CHANGES. Since the date of the I-View Balance Sheet I-View has not, except as disclosed in Schedule 3.8 attached hereto (i) issued or sold any corporate securities (other than as previously disclosed in writing to Tessier);

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(ii) incurred any obligation or liabilities (fixed or contingent), other than obligations or liabilities incurred in the ordinary course of business, and obligations or liabilities under contracts and other documents, if any except as disclosed herein; (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent), other than current liabilities included in the I-View Balance Sheet, current liabilities incurred since such date in the ordinary course of business, and obligations and liabilities under contracts or other documents, if any, except as disclosed herein; (iv) declared or made any dividend payment or like distribution to its shareholders or purchased or redeemed any shares of its capital stock; (v) paid or contracted to pay for any shares of its capital stock; (vi) paid or contracted to pay any general wage or salary increase or entered into any employment contract with any officer or salaried employee not previously disclosed in writing to Tessier other than in the ordinary course of business and approved by I-View's Board of Directors; (vii) mortgaged, pledged or subjected to any lien or other encumbrance any of its assets, tangible or intangible; (viii) sold or transferred any of its tangible assets or canceled any debts or claims, except, in each case, in the ordinary course of business;
(ix) sold, assigned, transferred or granted rights under any patents, trademarks, trade names, copyrights, licenses or other intangible assets; (x) waived any rights or material value; (xi) entered into any transactions other than in the ordinary course of business, except those contracts or other documents, if any, disclosed herein; or (xii) suffered any material adverse change in its business or financial condition or any damage, destruction or loss (whether or not covered by insurance), adversely affecting the business or prospects of any of the properties of I-View.

        3.9 TITLE TO REAL PROPERTY; Intellectual Property. Annexed here to as
Schedule 3.9 is a description of all real properties owned by or leased to I-View and except as disclosed on Schedule 3.9, I-View is not in default in any respect thereunder. Tessier has previously been provided by I-View with true and correct copies of all leases. The offices located on the premises covered by said leases are not known to be in violation of any building and zoning laws.

        I-View further represents and warrants that it owns the patents, patent applications, trademarks, trademark registrations, trademark applications, copyrights, trade secrets and technology, if any, listed on Schedule 3.9 attached hereto (collectively the "intellectual property rights") and that it has not previously assigned, licensed, and/or pledged the intellectual property rights, and further represents and warrants that the intellectual property rights are not subject to any lien or claim of security by a third party, and additionally represents and warrants that it has not otherwise assigned or transferred any rights to or in the intellectual property rights.

        Further, I-View represents and warrants that the patents, if any, are valid and enforceable, and that it knows of no challenge to the validity of the patents. I-View additionally represents and warrants that there is no challenge to its right to use the trademarks, if any, listed on Schedule 3.9 by any third party.

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        I-View further represents and warrants that it has no knowledge of any challenge by any third party to I-View's right to sue the technology and know-how embodied in the intellectual property rights, including, but not limited to, allegations of patent, trademark and copyright infringement and allegations of misappropriation and/or theft of trade secrets regarding the use of the intellectual property rights by I-View.

        3.10 CONTRACTS AND COMMITMENTS. Except only as to those contracts and agreements disclosed herein in Schedule 3.10 attached hereto, I-View is not a party to or bound by any written or oral (i) contract not made in the ordinary course of business; (ii) contract with any labor union or association; (iii) bonus, pension, profit-sharing, retirement, stock purchase, hospitalization, insurance or other plan providing employee benefits; (iv) lease with respect to any property, real or personal, whether as lessor or lessee; (v) continuing contract for the future purchase of materials, supplies or equipment in excess of the requirements of its business now booked or for normal operating inventories; (vi) contracts or commitments for capital expenditures; or (vii) contracts continuing over a period of more than one year from their respective dates. I-View has, in all material respects, performed all obligations required to be performed by it to date and is not in default, in any material respect under any agreements, leases or other documents to which it is a party or by which it is bound.

        3.11 FIXED ASSETS. I-View's fixed assets as reflected on the I-View Balance Sheet and on the books of I-View on the Closing Date are, and will be, in good condition and in operating order.

        3.12 COMPLIANCE WITH THE LAWS. As of the date hereof, I-View is, and on the Closing Date will be in material compliance with any and all applicable laws of any federal, state, municipal or other governmental body relating to the operation and conduct of its property and business. There are no actions, suits, or proceedings pending, or known to be threatened against or affecting I-View, either at law or in equity, either private, governmental or quasi-governmental, or before any federal, state, municipal or other governmental body which have not previously been disclosed in writing by I-View to Tessier.

        3.13 DISCLOSURE. No representation, warranty or covenant of I-View contained herein, and no statement made in any certificate, exhibit or schedule furnished in connection with the transactions contemplated hereby, contains or will contain any known untrue statement of material fact, and nothing herein or in such certificate or schedule omits or fails to state a material fact.

        3.14 SURVIVAL OF REPRESENTATIONS WARRANTIES AND COVENANTS. The representations, warranties and covenants of I-View contained in this Section 3 shall survive the Closing Date.

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                       SECTION 4. CONDITIONS PRECEDENT TO
                              OBLIGATIONS OF I-VIEW

        The obligation of I-View to consummate this Agreement and the transactions contemplated hereby are subject to the conditions that prior to the Closing Date:

        4.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants of Tessier contained in Section 2 hereof, or in any certificate or document delivered pursuant to the provisions hereof, or in connection with the transactions contemplated hereby, shall be true and correct in all material respects as though made on and at the Closing Date. Tessier shall have fully performed and complied with all of the covenants, duties, obligations and conditions required by this Agreement to be performed or complied with by it, at or before the Closing Date.

        4.2 NO MATERIAL ADVERSE AFFECT. The business of Tessier shall not have been adversely affected in any material respect as the result of any pending or threatened litigation, legislation or regulatory action by any federal, state or municipal instrumentality, or as the result of any fire, accident, or other casualty or any labor disturbance or act of God or the public enemy. There shall have been no changes in the business of Tessier since the date of the Balance Sheet which would have a material adverse effect on the value of such business except as disclosed herein in Schedule 2.8.

        4.3 DELIVERY OF SHARES. All issued and outstanding shares of Tessier shall be delivered to I-View in accordance with Section 1.5 herein, such certificates being duly endorsed with signatures notarized making I-View the sole owner thereof, free and clear of any liens, claims and encumbrances and all owners thereof shall be bound by the terms of this Agreement.

        4.4 APPROVAL AND ADOPTION. Holders of all of the voting securities of Tessier shall have authorized and approved this Agreement and the consummation of the transactions contemplated hereby.

                       SECTION 5. CONDITIONS PRECEDENT TO
                             OBLIGATIONS OF TESSIER

        The obligation of Tessier to consummate this Agreement and the transactions contemplated hereby are subject to the conditions that prior to the Closing Date:

        5.1 REPRESENTATIONS WARRANTIES AND COVENANTS. The representations, warranties and covenants of I-View contained in Section 3 hereof, or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby, shall be true and correct in all material respects as though made on and at the Closing Date. I-View shall have fully performed and

                                    12 of 16
complied with all of the covenants, duties, obligations and conditions required by this Agreement to be performed or complied with by it at or before the Closing Date.

        5.2 NO MATERIAL ADVERSE AFFECT. The business of I-View shall not have been adversely affected in any material respect as the result of any pending or threatened litigation, legislation or regulatory action by any federal, state or municipal instrumentality, or as the result of any fire, accident, or other casualty or any labor disturbance or act of God or the public enemy. There shall have been no changes in the business of I-View since the date of the I-View Balance Sheet which would have a material adverse effect on the value of such business except as disclosed herein in Schedule 3.8.

        5.3 APPROVAL AND ADOPTION. Holders of all of the outstanding voting securities of I-View shall have authorized and approved this Agreement and the consummation of the transactions contemplated hereby.

                      SECTION 6. TERMINATION OF AGREEMENT

        Anything herein or elsewhere to the contrary notwithstanding this Agreement may be terminated (notwithstanding approval by the shareholders of the Constituent Corporations) and the transaction abandoned, subject to the provisions stated below, at any time prior to the Closing, as follows:

        6.1 MUTUAL CONSENT. By mutual consent in writing of the Boards of Directors of Tessier and I-View.

        6.2 BREACH BY I-VIEW. By Tessier if (i) I-View shall fail to timely comply in any material respect with any of its agreements contained herein; or
(ii) there has been a material misrepresentation or material breach of any of the warranties or covenants of I-View; or (iii) the conditions stated in Section 4 herein have not been satisfied at or prior to the Closing Date.

        6.3 BREACH BY TESSIER. By I-View if (i) Tessier shall fail to timely comply in any material respect with any of its agreements contained herein; or
(ii) there has been a material misrepresentation or material breach of any of the warranties or covenants of Tessier; or (ii) the conditions stated in Section 3 have not been satisfied at or prior to the Closing Date.

        6.4 EFFECT OF TERMINATION. In the event that this Agreement shall be terminated as herein provided, this Agreement shall become wholly void and of no effect and there shall be no liability on the part of any of the parties hereto or their Boards of Directors, officers or shareholders. Each party will return all papers, documents, financial statements and other data furnished to it by, or with respect to each other party.

                                    13 of 16

        6.5 WAIVER. Any one or more of the conditions precedent to the obligations of either Tessier or I-View to effect the transactions described herein, may be waived in writing by the party to whom such obligation is owed.

        6.6 AMENDMENTS. Any amendments or changes to this Agreement must be in writing and signed by all parties.

                            SECTION 7. MISCELLANEOUS

        7.1 FEES AND EXPENSES. All fees and expenses incurred by or on behalf of each of Tessier and I-View in connection with the authorization, preparation, execution and consummation of this Agreement, and all of the transactions contemplated thereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants employed by any thereof, and taxes including documentary stamp taxes, if any, shall be borne by Tessier and I-View, respectively. All filing fees are to be paid by I-View.

        7.2 ACCESS. From the date hereof to the Closing Date, Tessier and I-View shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request.

        7.3 NO FINDER. Each party acknowledges that there is no finder to this transaction and that no one is entitled to any fee in that regard.

        7.4 NOTICES. Any notice, instruction or other document to be given hereunder to any of the parties by any other party shall be in writing and delivered personally or sent by certified or registered mail, postage prepaid, as follows:

         If to Tessier:

         10931 N.W. 3rd Street
         Plantation, Florida 33324
         Attention: Yannick Tessier, President

         If to I-View:

         I-View Software, Inc.
         300 South Pine Island Road, Suite 261
         Plantation, Florida 33324
         Attention: Peter Berg, Chief Executive Officer

                                    14 of 16

         With a copy to:

         Kipnis Lescher Lippman Valinsky & Kian
         One Financial Plaza, Suite 2308
         Fort Lauderdale, Florida 33394
         Attention: Jay Valinsky, Esq.

        7.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, communication, writing between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

        7.6 GOVERNING LAW; VENUE: JURISDICTION. This Agreement, and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida. Fach of the parties hereto expressly submit themselves to and agree that all actions and proceedings arising out of or relating to this Agreement shall occur solely in the venue and jurisdiction of the state and federal courts located in Broward County, Florida.

        7.7 LITIGATION: ATTORNEY'S FEES AND COSTS. In connection with any litigation, including appellate proceedings, arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and costs. Such fees and costs include those incurred in any and all judicial, bankruptcy, reorganization, administration or other proceedings, including appellate proceedings, whether such proceedings arise before or after the entry of a final judgment.

        7.8 REMEDIES. In the event any party shall fail to perform any of its obligations under this Agreement or be found in breach of this Agreement by a court of competent jurisdiction, the aggrieved party shall be entitled to specific performance and to any additional remedy which the arbitration panel and/or the court deems appropriate.

        7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same instrument.

        7.10 PUBLICITY AND DISCLOSURE. No press releases or public disclosures, either written or oral, of the transactions contemplated hereby, shall be made without the prior knowledge and written consent of the parties hereto.

        7.11 TIME IS OF THE ESSENCE. Time is of the essence with respect to performance of the terms and conditions of this Agreement.

        7.12 ASSIGNMENT. This Agreement shall inure to the benefit of the parties hereto and to their respective successors and assigns; provided however, that this

                                    15 of 16

Agreement shall not be assignable by either party without the express written consent of the other party.

        7.13 HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, Tessier and I-View have caused this Agreement to be executed as of the date first above written.

I-VIEW SOFTWARE, INC., a Florida corporation

             Attest: ILLEGIBLE            By:/s/ PETER BERG
                                             ----------------------------
                                             Peter Berg, Chief Executive Officer


TESSIER TECHNOLOGIES, INC., a Florida corporation

        Attest: ILLEGIBLE                  By: /s/ YANNICK TESSIER
               -------------                  ---------------------------------
                                               Yannick Tessier, President

                                    16 of 16

EXHIBIT A/Investment Representation Letter

                                                               November 20, 1996

I-View Software, Inc.
300 S. Pine Island Road, Suite 261
Plantation, Florida 33324

Gentlemen:

        In connection with the restricted shares (the "Shares") of Common Stock of I-View Software, Inc. ("Company") to be received by the undersigned in connection with the merger of the Company with Tessier Technologies, Inc. (the "Merger"), the undersigned is acquiring such shares of Company Common Stock with investment intent and not with a view to the distribution thereof.

        The undersigned represents that he/she is an "accredited" investor, as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), that the Shares are "restricted securities" within the meaning of the Securities Act, and that for purposes of Rule 144 thereunder, the holding period for the Shares shall be deemed to commence upon the closing of the Merger.

        The undersigned further acknowledges that he has been informed by the Company that the Shares have not been registered under the Securities Act and that the Shares must be held indefinitely unless such can be registered under the Securities Act or an exemption from such registration is available.

        The undersigned acknowledges that he/she is fully aware of the restrictions on resale of the Shares under the Securities Act and the general rules and regulations thereunder (including, without limitation, Rule 144) and that the Company is under no obligation to register any of the Shares for resale.

        The undersigned further acknowledges that the share certificates representh1g the Shares shall bear a restrictive legend to the effect of the foregoing.

        The undersigned represents that he/she has such knowledge and experience in financial, investment, and business matters that he/she is capable of evaluating the merits and risks in the prospective investment in the Shares being offered on the terms and conditions set forth in the Agreement and Plan of Merger by and between the Company and Tessier Technologies, Inc., which the undersigned has read and understands.

        The undersigned represents that he/she has adequate means of providing for his/her current financial needs and possible personal contingencies, has no need for liquidity in his/her investment in the Company, can afford to hold unregistered securities for an indefinite period of time and has sufficient liquid assets to sustain a complete loss of the entire amount of the investment, has not made an overall commitment to investments which are not really marketable which is disproportionate so as to cause such overall commitment to become excessive and confirms that there has been no material adverse change in the information, financial and other, previously given to the Company in order to induce the Company to send this form of investment representation letter to the undersigned.

        The undersigned has been afforded the opportunity to ask questions of and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of the Merger and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself/herself of such opportunity to the extent he/she considers appropriate in order to permit him/her to evaluate the merits and risks of an investment in the Company.

        It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned's attorney and their other advisors and the undersigned, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at the Company's principle place of business.

                                                  Sincerely,

                           Tessier Technologics, Inc.



                          Schedule 2.6 Tax Obligations

                                      N/A

Tessier Technologies, Inc.



Schedule 2.8 Absence of Certain Changes



N/A

                           Tessier Technologies, Inc.


             Scheclule 2.9 Title to Property, Intellectual Property

/bullet/  WorldLink Sottware
/bullet/  900 Service Software
/bullet/  Professional Backgammon Software
/bullet/  Tournament Chess Software Tournament
/bullet/  Checkers Software
/bullet/  Tournament Othello Software
/bullet/  BBS Listing Software
/bullet/  BBSopoly Software
/bullet/  Card Sharks Software
/bullet/  Charge Card Manager Software
/bullet/  Cross-Wordz Software
/bullet/  Global Actions Software
/bullet/  Hearts Software
/bullet/  Horse Track Software
/bullet/  Instant Lotto Software
/bullet/  Jumble Madness Software
/bullet/  Liar Software
/bullet/  Log Master Software
/bullet/  MicroMind Software
/bullet/  Mouse Trap Software
/bullet/  Oltima 2000 Software
/bullet/  Pig Software
/bullet/  Roulette Software
/bullet/  Tic-tac-toe Software
/bullet/  Trivia Forum Software
/bullet/  Video Blackjack Software
/bullet/  Video Poker Software
/bullet/  Worldlink Cross-wordz
/bullet/  Worldlink Jumble
/bullet/  Yahtzee Software
/bullet/  iView Video Conferencing Software
/bullet/  Customer Service Software
/bullet/  Service Bureau Accounting Software
/bullet/  DNIS/ANI Capture Software
/bullet/  WorldLink Mail Processing Software

                                  Schedule 2.9


                               Computer Equipment

/bullet/                 9 Computer Systems 386,486 & Pentiums
/bullet/                 8 Monitors SVGA & Monochrome
/bullet/                 5 Printers
/bullet/                 8 UPS Backups
/bullet/                 3 Routers
/bullet/                 3 DSUs
/bullet/                 1 Copy  Machine
/bullet/                 1 Fax Machine

                                Office Furniture

/bullet/                 8 Desks
/bullet/                 3 Bookshelves
/bullet/                 2 Tables
/bullet/                 11 Chairs
/bullet/                 1 Cabinet
/bullet/                 1 Credenza
/bullet/                 6 File Cabinets
/bullet/                 1 Mini-refrigerator
/bullet/                 1 Water dispensor

                    Schedule 2.10 Contracts and Commitments
                                    (Tessier)

                          Schedule 3.6 Tax Obligations
                                    (I-View)

                    Schedule 3.8 Absence of Certain Changes
                                    (I-View)

        Schedule 3.9     REAL PROPERTY
        Item                                     No. of Units

        Compaq p133                                     1
        Princeton 17" Monitor                           1
        HP P90 Computer                                 1
        Monitor for HP P90                              1
        Sharp 20" tv                                    1
        Symphonic VCR                                   1
        AIWA Stereo                                     1
        Xerox Workcenter 250 fax                        1
        Deskjet 682c printer                            1
        Deskjet 866c Printer                            1
        GE Refrigertator                                1
        Office Furniture - Set                          2
        Custom Computer: 586/166/32mb RAM               1
        Custom Computer: 586/166/16mb RAM               1
        Custom Computer: 586/133/96mb RAM               1
        Custom Computer: 486DX4/100/4mb RAM             2
        Equinox Cables                                  64
        U.S. Robotics Modems - Courier v.Everything     24
        Motorola Modems - Power 28.8                    7
        Linksys Hub - 16 Port                           1
        Linksys Hub - 8 Port                            2
        OmniView  Port 8 switch                         1
        Masterview 4 Port Switch                        1
        Vanguard Router                                 1
        Paradyne X.25 PAD                               1
        Dianate1 C024                                   3
        Motorola CSU/D8U                                1
        TrippLits UP8 Systems                           5
        Equinox 16 Port Expansion Module                4

                    Schedule 3.10 Contracts and Commitments
                                    (I-View)

                                   ARTICLE IX

                            Miscellaneous Provisions

        9.1 GOVERNING LAW. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Florida.

        9.2 NOTICES. Any and all notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, or when delivered by United States mail, by registered or certfied mail, postage prepaid, return receipt requested, to the respective parties at the following respective addresses:

If to the Company:      I-View Software, Inc.
                        4101 S.W. 47 Avenue
                        Suite 101
                        Ft. Lauderdale, Florida 33314

If to the Executive,    Yannick Tessier
                        10931 N.W. 3rd Street
                        Plantation, Florida 33324

or to such other address as either party may from time to time give written notice of to the other in accordance with the provisions of this Section 9.2.

        9.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Executive with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the Company and the Executive with respect to such subject matter.

        9.4 AMENDMENTS. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the Company and the Executive.

        9.5 BENEFITS: BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, each of the Company and the Executive and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

        9.6 SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. Except as otherwise provided in Section 6.3 above, if any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by any court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

         9.7 NO WAIVERS. The waiver by either party of a breach or violation of any provision of this Agreement by the other party shall not operate nor be construed as a waiver of any subsequent breach or violation. The waiver by either party to exercise any right or remedy it or he may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

        9.8 JURISDICTION AND VENUE; SERVICE OF PROCESS. Any claim or dispute arising out of, connected with, or in any way related to this Agreement which results in litigation shall be instituted by the complaining party and adjudicated either in the federal or state courts located in Broward County, Florida and each of the parties to this Agreement consent to the personal jurisdiction of and venue in such courts. In no event shall either party to this Agreement contest the jurisdiction or venue of such courts with respect to any such litigation. Each of the Company and the Executive agrees that service of any process, summons, notice or document, by United States registered or certified mail, to its or his address set forth in or as provided in Section 9.2 above shall be effective service of such process, summons, notice or document for any action, suit or proceeding brought against it or him by the other party in the federal or state courts located in Broward County, Florida.

        9.9 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

        9.10 COUNTERPARTS. This Agreement may be executed in any number by counterparts and by the separate parties in separate countetparts' each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

        IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement as of the date first written above.


                                         I-VIEW SOFTWARE, INC.


                                         By: Peter Berg
                                             ----------------------------------

                                          Yannick Tessier
                                         --------------------------------------
                                         YANNICK TESSIER